________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 19, 2005

                            _________________________

                            TEDA TRAVEL INCORPORATED
               (Exact name of registrant as specified in Charter)


          Florida                       000-29077                 65-0963971
________________________________________________________________________________
(State or other jurisdiction of    (Commission File No.)        (IRS Employee
incorporation or organization)                               Identification No.)

                       Suite 2102 Chinachem Century Tower
                               178 Gloucester Road
                               Wanchai, Hong Kong
                    (Address of Principal Executive Offices)

                                 (852) 2833-2186
                            (Issuer Telephone number)

________________________________________________________________________________





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

     On August 19, 2005, we entered into an Agreement and Plan of Merger ("Merger Agreement") by and among the Registrant, Teda FractionAir Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Registrant ("Merger Subsidiary"), and FractionAir, Inc., a Delaware corporation ("FractionAir"). Under the Merger Agreement (i) Merger Subsidiary shall merge with and into FractionAir such that FractionAir will become a wholly-owned subsidiary of the Registrant, and (ii) the Registrant shall issue 57,750,000 shares of its common stock to the former shareholders of FractionAir.

     Prior to the Merger, FractionAir had a total of 48,869,539 shares of its common stock issued and outstanding, and warrants for the purchase of up to 4,500,000 shares of its common stock at an exercise price of $1.00 per share. As a result of the Merger, the shares of common stock of FractionAir shall be converted into the right to receive an aggregate of 57,750,000 shares of our common stock, or 1.181718 shares of our common stock for each share of FractionAir common stock ("Conversion Ratio"). In addition, the Warrants shall be converted into the right to receive warrants of like tenor for the purchase of a number of shares of our common stock equal to the number of FractionAir shares under the Warrants multiplied by the Conversion Ratio, or approximately 5,317,731 shares of common stock.

     In connection with the Merger, on August 18, 2005 our board of directors declared a stock split in the form of a stock dividend, of 0.084206 shares of common stock for every one (1) share of our common stock held by our stockholders of record on August 17, 2005. Immediately prior to the stock dividend, we had a total of 1,660,200 shares issued and outstanding. After giving effect to the stock dividend, a total of 1,800,000 shares of our common stock shall be issued and outstanding.

     Immediately following the closing of the Merger, we will have a total of approximately 60,000,000 shares issued and outstanding, 1,800,000 of which will be held by our stockholders immediately prior to the Merger (after giving effect to the stock dividend), 57,750,000 of which will have been issued to and held by the former stockholders of FractionAir, and 450,000 of which will have been issued to and held by advisers in exchange for professional services rendered in connection with the Merger. Pursuant to the Merger Agreement, FractionAir agreed to pay a fee of $250,000 to us upon closing of the Merger.


Item 2.01 Completion of Acquisition or Disposition of Assets

     Pursuant to the terms of the Merger Agreement dated as of August 18, 2005, Teda FractionAir Merger Sub, Inc. merged with and into FractionAir such that FractionAir became a wholly-owned subsidiary of the Registrant. As a result of the Merger, the Registrant indirectly acquired all of the assets of FractionAir.

     By virtue of the Merger, all shares of common stock of FractionAir were converted into the right to receive shares of common stock of the Registrant at an exchange ratio of 1.181718 shares of Registrant common stock for each share of FractionAir common stock. In addition, warrants for the purchase of 4,500,000 shares of FractionAir common stock were converted into warrants for the purchase of up to 5,317,731, shares of our common stock at the same exchange ratio. In addition, FractionAir delivered payment in the amount of $250,000 to the Registrant. The closing of the Merger occurred on August 19, 2005 (the "Closing Date").

     Prior to the transaction, the Registrant has been a holding company of a hotel business in China and has not yet realized any revenues from its planned operations. It was primarily engaged in the acquisition and exploration of mining properties. From and after the Closing Date, the Registrant's primary operations now consist of the operations of FractionAir.

     FractionAir was organized in Delaware on June 21, 2002. FractionAir is a company specializing in fractional aircraft ownership.

Item 5.01. Changes in Control of Registrant.

     We entered into the Merger Agreement on August 18, 2005, certain terms of which are described in Item 1.01 of this Report on Form 8-K, which is incorporated by reference in this Item 5.01.

     As part of the transactions described above, the following changes to the Company's directors and officers have occurred or will occur:

     o Godfrey Chin Tong Hui resigned as the Registrant's Chief Executive Officer and member of the Board of Directors as of the effective date of the Merger.

     o Godfrey Chin Tong Hui resigned as the Merger Subsidiary's President, Secretary and Treasurer and sole member of the Board of Directors as of the effective date of the Merger.

     o Hon Ming Wong resigned as the Registrant's Chief Financial Officer and member of the Board of Directors as of the effective date of the Merger.

     o    Michael  J.  Kane,   Bob  Clement,   David Bartholomew,  Joe Kelley,
          Ian Reynolds, and Leonardo Berezovsky will become directors of the Registrant as of the effective date of the Merger.

     o William P. Danielczyk, Michael J. Kane will be appointed Chief Financial Officer, and John Sanzo will be appointed Executive Vice President of Operations as of the effective date of the Merger.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT PRIOR THE MERGER


     The following table sets forth, as of August 17, 2005, certain information regarding the ownership of our capital stock by each of our directors and executive officers, each person who is known to be a beneficial owner of more than 5% of any class of our voting stock, and by all of our officers and directors as a group. Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of August 17, 2005 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but

SECURITY  OWNERSHIP OF BENEFICIAL  OWNERS AND  MANAGEMENT  PRIOR THE MERGER
  - continued

are not deemed outstanding for computing the percentage of any other person, and is based on 24,903,000 shares of the Common Stock issued and outstanding on a fully diluted basis, as of August 17, 2005.


                                       Name and Address                           Amount and Nature        Percent
 Title of Class                    Of Beneficial Owners (1)                    Of Beneficial Ownership     Of Class
------------------  --------------------------------------------------------  ---------------------------  ---------
  Common Stock      Godfrey Hui Chin Tong (2)                                                 18,820,000    75.6%
  Common Stock      Hon Ming Wong                                                                200,000     0.8%
  Common Stock      All officers and directors as a group (two (2) persons)                   19,020,000    76.4%
  Common Stock      Magnolia Group Holdings Limited (2) (3)                                    8,710,000    35.0%
______________

(1) Unless otherwise noted, the address for each of the named beneficial owners and directors and officers is Suite 2102, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

(2) Godfrey Chin Tong Hui is a Director and the Chief Executive Officer of Teda. He personally owns 8,400,000 shares of Teda's common stock. He owns 100% of the issued and outstanding common stock of his personal holding company, New Nature Development Limited ("New Nature"), which in turn is the record owner of 513,000 shares of Teda's Common Stock. Moreover, Mr. Hui also owns 1% of the issued and outstanding shares of, and is a director of, Magnolia Group Holdings Limited ("Magnolia"). Magnolia owns 8,710,000 shares of Teda's Common Stock. Mr. Hui also is a director of Teda Hotels Management Pte Limited, which is a record owner of 1,197,000 shares of Teda's Common stock. All of which Mr. Hui is considered to be interested in.

(3) The address of Magnolia Group Holdings Limited is Unit 1602, Malaysia Building, 50 Gloucester Road, Wanchai, Hong Kong.


SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT FOLLOWING THE MERGER

     The following table sets forth information as of the date hereof with respect to the beneficial ownership of the outstanding shares of Registrant's common stock immediately following the Merger by (i) each person known by Registrant who will beneficially own five percent (5%) or more of the outstanding shares; (ii) the officers and directors who will take office as of the effective date of the Merger; and (iii) all the aforementioned officers and directors as a group.

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT FOLLOWING THE MERGER
  - continued


============================================= =================================== =============================
                    Name                         Shares of Common Stock Held      Percentage of Shares Issued
                                                 Following Completion of the       and Outstanding Following
                                                            Merger                Completion of the Merger at
                                                                                      60,000,000 Shares*
============================================= =================================== =============================
Dr. Harry R. Jacobson (3)                                 6,180,000                          10.30%
============================================= =================================== =============================
FIVEK Investments, LP (1)                                 4,950,000                          8.25%
============================================= =================================== =============================
BLZ, LLC (2)                                              1,500,000                          2.50%
============================================= =================================== =============================
Dan Crockett                                              3,000,000                          5.00%
============================================= =================================== =============================
Dr. Ian Reynolds                                          2,030,000                          3.38%
Director
============================================= =================================== =============================
WPD, LLC (2)                                              1,500,000                          2.50%
============================================= =================================== =============================
William P Danielczyk                                      1,500,000                          2.50%
Director
============================================= =================================== =============================
Joe Kelley                                                1,000,000                          1.67%
Director
============================================= =================================== =============================
David Bartholomew                                          800,000                           1.33%
Director (5)
============================================= =================================== =============================
Bob Clement                                                800,000                           1.33%
Director
============================================= =================================== =============================
Dr. Leonardo Berezovsky                                    750,000                           1.25%
Director (6)
============================================= =================================== =============================
Michael J. Kane                                            150,000                           0.25%
Director and Chief Financial Officer
============================================= =================================== =============================
                   TOTALS                                 24,160,000                         40.27%
============================================= =================================== =============================

1. Michael J. Kane, CFO and Director, is member of this partnership
2. William P. Danielczyk, Director, Chairman of the Board and Interim CEO is a member of this LLC
3. Includes shares held in Harry R. Jacobson Trust.
4.Includes shares held in The Belew Group
5. Includes shares held in B&B Limited Partnership
6. Shares held in The Leonardo Berezovsky Charitable Trust, The Leonardo Berezovsky Revocable Trust, and The Karen and Sonia Berezovsky Charitable Trust

     *    Does not include  warrants for  purchase up to of 5,317,731  shares of
          our  common  stock   resulting  from  the  conversion  of  FractionAir
          warrants.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On August 18, 2005, pursuant to the Merger Agreement, Godfrey Chin Tong Hui and Hon Ming Wong each delivered resignation letters to the Company to (a) resign as directors of the company, and (b) resign as Chief Executive Officer and Chief Financial Officer, respectively, as of the effective date of the Merger. In addition, Godfrey Chin Tong Hui resigned as the sole director and President, Secretary and Treasurer of Teda FractionAir Merger Sub, Inc., our newly formed subsidiary, as of the effective date of the Merger. The resignations of Messrs. Hui and Wong are not the result of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices. A copy of the resignation letters of Messrs. Hui and Wong are filed as Exhibits 17.1 and 17.2, respectively, to this Form 8-K.

     On August 18, 2005, in accordance with the terms of the Merger Agreement, the board of directors appointed the following persons to the board of directors, to take office as of the effective date of the Merger, all of whom are currently on the board of directors of FractionAir, Inc.:

             William P. Danielczyk...........Chairman of the Board of Directors
             Michael J. Kane.................Director
             Bob Clement.....................Director
             David Bartholomew...............Director
             Joe Kelley......................Director
             Ian Reynolds, M.D...............Director
             Leonardo Berezovsky.............Director

     On August 18, 2005, in accordance with the terms of the Merger Agreement, the board of directors appointed the following persons as officers of the company, to take office as of the effective date of the Merger, each of whom are currently officers serving in the capacity listed below, at FractionAir, Inc.:

               Michael J. Kane....................Chief Financial Officer
               John Sanzo.........................EVP of Operations

     None of these officers have entered into an employment agreement with the Registrant at this time.

     William P. Danielczyk has held high level positions in both privately held as well as publicly traded companies. Mr. Danielczyk is the Chairman of Galen Capital Group, LLC ("Galen Capital"). Galen Capital currently serves as an advisor to FractionAir, Inc. Mr. Danielczyk was a member of the National Health Museum Board of Trustees, has served on multiple boards and held advisory positions with numerous charitable organizations. Mr. Danielczyk has served in numerous corporate positions including as President and Chief Executive Officer of Ambulatory Healthcare Corporation of America, Chairman and CEO of Millennium Health Communications, Chairman of the Board of Surgical Safety Products, a public company and Chairman of Reli-Communications.

     Michael J. Kane is the Chief Financial Officer of FractionAir, Inc. Mr. Kane is also the managing director of Galen Capital Group LLC in Nashville. Mr. Kane has 28 years experience in commercial banking, most recently with SunTrust Bank where he spent over 20 years in a succession of roles, the latest of which was EVP and Senior Credit Officer of SunTrust Bank Nashville. Mr. Kane serves as Chairman of the Finance Board of the Diocese of Nashville and was formerly the Chairman of the State of Tennessee Bank Collateral Pool Board.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers - continued

     John Sanzo joined FractionAir, Inc. in 2002 during its inception. Mr. Sanzo has over 15 years of experience in General Aviation Management and nearly 8,000 flight hours including 3,500 hours of jet time of which 2,500 have been in a Beechjet and almost 1,000 in a Hawker. As Executive Vice President of Operations of FractionAir, he oversees all pilots and dispatch hiring and training activities, coordinates maintenance schedules with the Director of Maintenance, and is responsible for creating and adhering to budget requirements for Flight Operations. Mr. Sanzo holds an Airline Transport Pilot license from the Federal Aviation Administration, as well as many aircraft specific type ratings.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a description of certain relationships and transactions between FractionAir, Inc. the directors and officers of FractionAir. Upon closing of the Merger, FractionAir, as the surviving entity and wholly owned subsidiary of the Registrant, will have these relationships with our officers and directors.

     There is no family relationship between any of our former officers or directors and our proposed officers and directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony. Nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

     FractionAir, Inc. has engaged Galen Capital to provide certain merchant banking and corporate finance advisory services to FractionAir. Galen Capital Group, LLC and all the Board members currently guarantee the Company's credit card used for fuel purchases. Galen Capital and the Board members have received common stock as consideration for this guarantee. As described above, William P. Danielczyk, Galen Capital's Chairman, serves as the Chairman of the Company's Board of Directors and serves as a member of the Company's executive committee. Messrs. Clement, Reynolds, Bartholomew, and Berezovsky are Senior Advisors to Galen Capital and also will serve as members of our Board of Directors as of the effective date of the Merger. Mr. Kelley serves as a member of the Executive Committee, a special advisor to Galen, and will serve as a member of our Board of Directors. Mr. Kane is the Managing Director of Galen's Nashville office and will serve as our Chief Financial Officer and a member of our Board of Directors. Historically, FractionAir has compensated these individuals for these services pursuant to compensation arrangements approved by FractionAir's full Board of Directors, and we anticipate continuing such compensation arrangements subject to approval of our full board of directors. We intend to provide reasonable and fair compensation and reimbursement of expenses to each member of our board of directors in connection with their services as board members.

     On July 31, 2004 FractionAir, Inc. and Mr. Kane entered into a two year consulting agreement through Galen Capital Group, LLC where Mr. Kane is the Managing Director of Galen's Nashville office. Under the agreement, Mr. Kane is entitled to receive annual consulting fees of $180,000, subject to annual increases at the discretion of the Company's Board of Directors, as well as customary benefits, including health insurance.

     FractionAir, Inc. entered into an agreement with Mr. Danielczyk upon becoming Board Chairman and later "Interim" Chief Executive Officer of FractionAir, Inc. under which he would be paid $120,000 annually in which this payment is made directly to Galen Capital Group, LLC.


Item 9.    Financial Statement and Exhibits.

(a) We will file financial statements of the consolidated business, including FractionAir, Inc. as a new wholly-owned subsidiary of the Registrant as a result of the Merger, and any required pro forma financial information, by an amendment to this Report on Form 8-K, which will be filed no later than the date required by Item 9.01 of Form 8-K.

Exhibit
Number         Description
______________ _________________________________________________________________

10.1 Agreement and Plan of Merger dated August 18, 2005 by and among the Registrant, Teda FractionAir Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Registrant, and FractionAir, Inc., a Delaware corporation.

17.1           Resignation of Director - Godfrey Chin Tong Hui

17.2           Resignation of Director - Hon Ming Wong



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



TEDA TRAVEL INCORPORATED

By:                  /s/ Godfrey Chin Tong Hui
                     -------------------------
                         Godfrey Chin Tong Hui
                         Chief Executive Officer

Dated: August 19, 2005